UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 18, 2010

BLUEFLY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14498	13-3612110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

42 West 39th Street, New York, New York 10018
(Address of Principal Executive Offices) (Zip Code)

(212) 944-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b). Ann Jackson and Barry Erdos resigned as members of the Board of Directors (the “Board”) of Bluefly, Inc. (the “Company”),  effective as of January 18, 2010 and January 19, 2010, respectively.  Ms. Jackson and Mr. Erdos resigned in connection with the board restructuring contemplated by the Company’s recent financing transaction with Rho Ventures VI, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2010
BLUEFLY, INC.

By:	/s/ Kara B. Jenny
Name: Kara B. Jenny Title: Chief Financial Officer